                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: JUNE 16, 2003
                        (Date of earliest event reported)

                            MITCHAM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                     000-25142                  76-0210849
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


8141 SH 75 SOUTH, P.O. BOX 1175, HUNTSVILLE, TEXAS                77342
    (Address of principal executive offices)                    (Zip Code)


                                  936-291-2277
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits. The following exhibit is filed as a part of this report:

                  99    Mitcham Industries, Inc. press release dated
                        June 16, 2003.



ITEM 9.  REGULATION FD DISCLOSURE.

         The information in this report is being furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12 "Disclosure of Results of Operations and Financial Condition."

         On June 16, 2003, Mitcham Industries, Inc. issued a press release announcing earnings for the first quarter ended April 30, 2003. The text of the press release is attached to this report as Exhibit 99.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MITCHAM INDUSTRIES, INC.


         Date: June 16, 2003          By: /s/ Christopher C. Siffert
                                          --------------------------------
                                          Christopher C. Siffert
                                          Vice President & Corporate Controller

                                  EXHIBIT INDEX

Exhibit No.         Name of Exhibit
-----------         ---------------
    99              Mitcham Industries, Inc. press release dated June 16, 2003.